Subsequent Events	12 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events

On July 27, 2015, the Company entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) to acquire Roofing Supply Group, LLC (“RSG”), a leading roofing products distributor owned by an investment partnership controlled by Clayton, Dubilier & Rice, LLC and employee stockholders, in a cash and stock transaction valued at approximately $1.1 billion. Headquartered in Dallas, Texas, RSG distributes roofing supplies and related materials from 83 locations across 24 states, including the key Western and Southern markets of California, Florida, Texas, and the Pacific Northwest with branches in Seattle and Spokane.
On October 1, 2015, the Company completed the RSG acquisition. The aggregate consideration paid by the Company to consummate the acquisition consisted of (i) approximately $285.5 million in cash payable to RSG’s stockholders and optionholders, (ii) 9.04 million shares of Company common stock issuable to RSG’s stockholders and optionholders, (iii) substitute Company options in exchange for approximately 862,400 RSG options, and (iv) $601.8 million for repayment of RSG’s outstanding indebtedness and assumed RSG capital leases. The Company funded the cash portion of the consideration through the October 1, 2015 issuance of, $300 million aggregate principal amount of 6.375% Senior Notes due 2023, and borrowings under a $450 million Term Loan B LIBOR based facility due 2022 and a $700 million asset based lending revolving credit facility. On October 1, 2015, the Company also paid off debt of C$15.2 million ($11.4 million) and $186.7 million principal and interest outstanding under the previous Canadian Revolver and Term Loan, respectively as well as $2.4 million owed under related interest rate derivative instruments.